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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


              Date of Report (date of earliest event reported):
                                July 30, 1998


                                 AIRGAS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



   Delaware                1-9344               56-0732648
_______________    _______________________    _____________
(State or other    (Commission File Number)   (I.R.S. Employer
jurisdiction of                                Identification
incorporation)                                 No.)



                   259 North Radnor-Chester Road, Suite 100
                            Radnor, PA  19087
                   _________________________________________
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                    _______________














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Item 5. Other Events.
        ____________

   On July 30, 1998, Airgas, Inc. reported its earnings for the first quarter ended June 30, 1998, as described in the press release attached as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

     99  Press Release dated July 30, 1998








































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                                  Signatures
                                  __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AIRGAS, INC.




                    BY:  /s/ Scott M. Melman
                         _______________________
                         Vice President &
                         Chief Financial Officer


DATED:     July 31, 1998